UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On March 3, 2014, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated February 27, 2014 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office property containing 426,657 rentable square feet located on approximately 1.6 acres of land in Salt Lake City, Utah (“222 Main”). The Company hereby amends the Form 8-K dated February 27, 2014 to provide the required financial information related to its acquisition of 222 Main.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

F- 1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: May 5, 2014	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of 222 Main for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of 222 Main for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of 222 Main. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California
May 5, 2014

222 MAIN
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013
(in thousands)

Revenues:
Rental income	$10,951
Parking revenue and other income	1,460
Tenant reimbursements	370
Total revenues	12,781
Expenses:
Real estate taxes and insurance	1,581
Repairs and maintenance	915
General and administrative	624
Utilities	282
Total expenses	3,402
Revenues over certain operating expenses	$9,379
See accompanying notes.

222 MAIN
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On February 27, 2014, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from 222 S. Main Investment LLC an office property containing 426,657 rentable square feet located on approximately 1.6 acres of land in Salt Lake City, Utah (“222 Main”). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of 222 Main was approximately $170.4 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
222 Main is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of 222 Main. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of 222 Main.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) 222 Main was acquired from an unaffiliated party and (ii) based on due diligence of 222 Main by KBS REIT III, management is not aware of any material factors relating to 222 Main that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $1.5 million for the year ended December 31, 2013.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2013, 222 Main was 85% leased to 16 tenants. For the year ended December 31, 2013, 222 Main earned approximately 75% of its rental income from a tenant in the investment banking industry and a tenant in the legal services industry.
The tenant in the investment banking industry occupied 176,373 rentable square feet, or approximately 41% of the total property rentable square feet as of December 31, 2013. Its lease expires on May 31, 2025, with three five-year extension options. The tenant also has a one-time option to terminate its entire lease or a portion of its lease, in whole-floor segments, effective May 31, 2021, upon submitting a written notice of termination no later than 12 months prior to the lease expiration date and no earlier than 24 months prior to such date, subject to a termination fee. For the year ended December 31, 2013, 222 Main earned 50% of its rental income from this tenant.

222 MAIN
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2013

The tenant in the legal services industry occupied 76,257 rentable square feet, or approximately 18% of the total rentable square feet as of December 31, 2013. Its lease expires on May 31, 2025, with three five-year extension options. For the year ended December 31, 2013, 222 Main earned 25% of its rental income from this tenant.
No other tenant lease represented more than 10% of rental income for the year ended December 31, 2013.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2013, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2014	$11,233
2015	11,668
2016	11,986
2017	12,256
2018	12,130
Thereafter	71,527
$130,800

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by 222 Main will be reduced.
Environmental
222 Main is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on 222 Main’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on May 5, 2014.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2013, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2013 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of 222 Main, which are included herein.
The unaudited pro forma balance sheet as of December 31, 2013 has been prepared to give effect to the acquisition of 222 Main as if the acquisition occurred on December 31, 2013.
The unaudited pro forma statement of operations for the year ended December 31, 2013 has been prepared to give effect to the acquisition of 222 Main as if the acquisition occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of 222 Main been consummated as of January 1, 2013. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2013
(in thousands, except share and per share amount)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		222 Main (b)
Assets
Real estate:
Land	$177,308	$5,700	(c)	$183,008
Buildings and improvements	970,492	137,660	(c)	1,108,152
Tenant origination and absorption costs	128,937	19,182	(c)	148,119
Total real estate, cost	1,276,737	162,542		1,439,279
Less accumulated depreciation and amortization	(46,608)	—		(46,608)
Total real estate, net	1,230,129	162,542		1,392,671
Real estate loan receivable, net	17,190	—		17,190
Cash and cash equivalents	33,189	(33,189)		—
Rents and other receivables, net	8,655	—		8,655
Above-market leases, net	7,607	3,108	(c)	10,715
Deferred financing costs, prepaid expenses and other assets	14,624	5,427	(c)(d)	20,051
Total assets	$1,311,394	$137,888		$1,449,282
Liabilities and stockholders’ equity
Notes payable	$730,690	$102,700		$833,390
Accounts payable and accrued liabilities	24,783	—		24,783
Due to affiliates	57	—		57
Distributions payable	3,587	—		3,587
Below-market leases, net	27,330	367	(c)	27,697
Other liabilities	9,716	—		9,716
Total liabilities	796,163	103,067		899,230
Commitments and contingencies
Redeemable common stock	12,414	—		12,414
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 66,430,888 shares issued and outstanding, and 70,565,942 pro forma shares	664	41	(e)	705
Additional paid-in capital	574,762	36,757	(e)	611,519
Accumulated other comprehensive income	2,179	—		2,179
Cumulative distributions and net losses	(74,788)	(1,977)	(f)	(76,765)
Total stockholders’ equity	502,817	34,821		537,638
Total liabilities and stockholders’ equity	$1,311,394	$137,888		$1,449,282

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2013

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K as of December 31, 2013.

(b)
Represents the acquisition of 222 Main. The purchase price (net of closing credits) of 222 Main was $170.4 million plus closing costs. This amount was funded with proceeds from a seven-year, $102.7 million mortgage loan from an unaffiliated lender, cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date and proceeds from the sale of real estate.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. Additionally, the property is subject to certain property tax reimbursements from the city's redevelopment program. The estimated fair value of the property tax reimbursements from the city's redevelopment agency is $5.1 million and is recorded as deferred financing costs, prepaid and other assets. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Includes loan fees of $0.3 million incurred in conjunction with the financing of the property. Also, see note (c) above.
(e) Represents additional proceeds, net of offering costs, from KBS REIT III’s initial public offering necessary to fund the acquisition of 222 Main as of the pro forma date of December 31, 2013.

(f)	Represents direct and incremental closing costs (including acquisition fees and expenses) related to the acquisition which are not reflected in KBS REIT III’s historical balance sheet.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		222 Main
Revenues:
Rental income	$61,253	$11,519	(b)	$72,772
Tenant reimbursements	16,612	370	(c)	16,982
Interest income from real estate loan receivable	1,082	—		1,082
Other operating income	1,476	1,460	(d)	2,936
Total revenues	80,423	13,349		93,772
Expenses:
Operating, maintenance, and management	20,870	1,821	(e)	22,691
Real estate taxes and insurance	14,134	1,581	(f)	15,715
Asset management fees to affiliate	4,653	1,279	(g)	5,932
Real estate acquisition fees to affiliates	9,423	—		9,423
Real estate acquisition fees and expenses	5,677	—		5,677
General and administrative expenses	2,234	—		2,234
Depreciation and amortization	35,380	6,242	(h)	41,622
Interest expense	9,751	4,128	(i)	13,879
Total expenses	102,122	15,051		117,173
Other income:
Other interest income	62	—		62
Net loss	$(21,637)	$(1,702)		$(23,339)
Net loss per common share, basic and diluted	$(0.50)			$(0.46)
Weighted-average number of common shares outstanding, basic and diluted	43,547,227			51,189,546	(j)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013 that would be due to an affiliate of KBS REIT III had the property been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on the property tax reimbursements asset from the city's redevelopment agency is recognized using the straight-line method over the projected property tax reimbursement period.

(i)
Represents interest expense and loan fee amortization (not reflected in the historical statement of operations of KBS REIT III) incurred on a $102.7 million mortgage loan secured by 222 Main, which bears interest at a fixed rate of 3.97% and matures on March 1, 2021.

(j)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisition were raised as of January 1, 2013 and KBS REIT III received a gross offering price of $10.00 per share.